EXHIBIT 24

MAYTAG CORPORATION

Power of Attorney

of Director and/or Officer

The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned’s true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned’s name as officer and/or director, a Registration Statement on Form S-8 for the amended and restated Maytag Corporation Employee Discount Stock Purchase Plan and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned’s name and on the undersigned’s behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 13th day of May, 2004.

/s/ BARBARA R. ALLEN
Barbara R. Allen

MAYTAG CORPORATION

Power of Attorney

of Director and/or Officer

The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned’s true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned’s name as officer and/or director, a Registration Statement on Form S-8 for the amended and restated Maytag Corporation Employee Discount Stock Purchase Plan and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned’s name and on the undersigned’s behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 13th day of May, 2004.

/s/ HOWARD L. CLARK, JR.
Howard L. Clark, Jr.

MAYTAG CORPORATION

Power of Attorney

of Director and/or Officer

The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned’s true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned’s name as officer and/or director, a Registration Statement on Form S-8 for the amended and restated Maytag Corporation Employee Discount Stock Purchase Plan and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned’s name and on the undersigned’s behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 13th day of May, 2004.

/s/ LESTER CROWN
Lester Crown

MAYTAG CORPORATION

Power of Attorney

of Director and/or Officer

The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned’s true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned’s name as officer and/or director, a Registration Statement on Form S-8 for the amended and restated Maytag Corporation Employee Discount Stock Purchase Plan and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned’s name and on the undersigned’s behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 13th day of May, 2004.

/s/ WAYLAND R. HICKS
Wayland R. Hicks

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MAYTAG CORPORATION

Power of Attorney

of Director and/or Officer

The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned’s true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned’s name as officer and/or director, a Registration Statement on Form S-8 for the amended and restated Maytag Corporation Employee Discount Stock Purchase Plan and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned’s name and on the undersigned’s behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 13th day of May, 2004.

/s/ WILLIAM T. KERR
William T. Kerr

MAYTAG CORPORATION

Power of Attorney

of Director and/or Officer

The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned’s true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned’s name as officer and/or director, a Registration Statement on Form S-8 for the amended and restated Maytag Corporation Employee Discount Stock Purchase Plan and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned’s name and on the undersigned’s behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 13th day of May, 2004.

/s/ JAMES A. MCCASLIN
James A. McCaslin

MAYTAG CORPORATION

Power of Attorney

of Director and/or Officer

The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned’s true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned’s name as officer and/or director, a Registration Statement on Form S-8 for the amended and restated Maytag Corporation Employee Discount Stock Purchase Plan and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned’s name and on the undersigned’s behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 13th day of May, 2004.

/s/ BERNARD G. RETHORE
Bernard G. Rethore

MAYTAG CORPORATION

Power of Attorney

of Director and/or Officer

The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned’s true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned’s name as officer and/or director, a Registration Statement on Form S-8 for the amended and restated Maytag Corporation Employee Discount Stock Purchase Plan and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned’s name and on the undersigned’s behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 13th day of May, 2004.

/s/ W. ANN REYNOLDS
W. Ann Reynolds

MAYTAG CORPORATION

Power of Attorney

of Director and/or Officer

The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned’s true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned’s name as officer and/or director, a Registration Statement on Form S-8 for the amended and restated Maytag Corporation Employee Discount Stock Purchase Plan and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned’s name and on the undersigned’s behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 13th day of May, 2004.

/s/ NEELE E. STEARNS, JR.
Neele E. Stearns, Jr.

MAYTAG CORPORATION

Power of Attorney

of Director and/or Officer

The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned’s true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned’s name as officer and/or director, a Registration Statement on Form S-8 for the amended and restated Maytag Corporation Employee Discount Stock Purchase Plan and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned’s name and on the undersigned’s behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned’s signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 13th day of May, 2004.

/s/ FRED G. STEINGRABER
Fred G. Steingraber